EXHIBIT 99.1
TX Holdings to Host Teleconference

-In Conjunction with Third Quarter Financial Results-

Ashland, KY- July 30, 2014 – TX Holdings, Inc. ( OTC QB:TXHG ), a supplier of mining and rail products to the U.S. coal mining industry, intends to announce its fiscal 2014 third quarter financial results for the period ended June 30, 2014 on August 5, 2014.

In conjunction with the release, the Company will conduct its teleconference call at 10:30a.m. EDT on Tuesday, August 5, 2014 to discuss the company`s financial results for its fiscal 2014 third quarter, hosted by William “Buck” Shrewsbury, CEO and Chairman of the Board.

You can participate in the conference call by dialing the following numbers:

In the U.S and Canada	888-510-1785
Outside the U.S.	719-325-2362
Participant Passcode	6808599

A conference call replay will also be available following the conference call for 2 days commencing on August 5, 2015 by dialing the following numbers:

In the U.S. and Canada	888-203-1112
Outside the U.S.	719-457-0820
Participant Code	6808599

Forward-Looking and Cautionary Statements
Except for historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other applicable law. These statements involve a number of risks, uncertainties and factors discussed in our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and in our other filings with the SEC or in materials incorporated therein by reference. Any forward-looking statement herein or in our reports speaks only as of the date on which it is made. We assume no obligation to update or revise any forward-looking statement. Notwithstanding the above, Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, expressly state that the safe harbor for forwarding looking statements does not apply to companies that issue penny stocks. Because we may from time to time be considered an issuer of penny stock, the safe harbor for forward looking statements under the PSLRA may not be applicable to us at certain times.

If you have any questions about these arrangements or have trouble joining the conference call, please call Cynthia DeMonte – 917-273-1717.

Contact:	Patricia Oppito
917-520-5372